UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 2, 2014 (June 11, 2014)

AXION INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-13111 (Commission File Number)	84-0846389 (IRS Employer Identification No.)

4005 All American Way, Zanesville, Ohio (Address of principal executive offices)	43701 (Zip Code)

Registrant’s telephone number, including area code: (740) 452-2500

180 South Street, Suite 104, New Providence, New Jersey
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this amendment to Axion International Holdings, Inc.’s Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on June 17, 2014 (the “Initial 8-K”), is to replace the copy of the Form of Convertible Note (the “Note”), attached as Exhibit 4.1 to the Initial 8-K. Subsequent to filing the Initial 8-K on June 17, 2014, certain terms in the Note were amended and restated.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

4.1	Amended Form of Convertible Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 2, 2014	AXION INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Donald W. Fallon
Donald W. Fallon
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Amended Form of Convertible Note.